SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 23, 2003

(Date of earliest event reported)

FIBERSTARS, INC.

(Exact name of registrant as specified in its charter)

California	0-24230	94-3021850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44259 Nobel Drive, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 490-0719

Item 12.       Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, Fiberstars, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003, and presented additional information during a related conference call held on July 23, 2003.  The press release and the conference call contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.  The press release issued July 23, 2003 and the related conference call transcript are furnished herewith as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003

FIBERSTARS, INC.

	By	/s/ Robert A. Connors
	Name:	Robert A. Connors
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 23, 2003 announcing second quarter 2003 results.
99.2	Transcript of July 23, 2003 conference call.